                  ARCADIA  AUTOMOBILE  RECEIVABLES TRUST  1997 - B


                          MONTHLY  SERVICER'S  CERTIFICATE




       Accounting Date:                      March 31, 1998
                                           -----------------
       Determination Date:                    April 7, 1998
                                           -----------------
       Distribution Date:                    April 15, 1998
                                           -----------------
       Monthly Period Ending:                March 31, 1998
                                           -----------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

  I.   Collection  Account  Summary

       Available Funds:
                 Payments Received                                                  $23,873,429.36
                 Liquidation Proceeds (excluding Purchase Amounts)                   $2,640,880.03
                 Current Monthly Advances                                              $262,469.88
                 Amount of withdrawal, if any, from the Reserve Account                      $0.00
                 Monthly Advance Recoveries                                           ($379,324.23)
                 Purchase Amounts-Warranty and Administrative Receivables               $12,001.84
                 Purchase Amounts - Liquidated Receivables                                   $0.00
                 Income from investment of funds in Trust Accounts                      $94,056.21
                                                                                   ---------------
       Total Available Funds                                                                           $26,503,513.09
                                                                                                      ---------------
                                                                                                      ---------------

       Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                           $0.00
                 Backup Servicer Fee                                                         $0.00
                 Basic Servicing Fee                                                   $525,865.03
                 Trustee and other fees                                                      $0.00
                 Class A-1  Interest Distributable Amount                                    $0.00
                 Class A-2  Interest Distributable Amount                              $752,526.67
                 Class A-3  Interest Distributable Amount                              $892,500.00
                 Class A-4  Interest Distributable Amount                              $812,500.00
                 Class A-5  Interest Distributable Amount                              $910,083.33
                 Noteholders' Principal Distributable Amount                        $21,659,693.27
                 Amounts owing and not paid to Security Insurer
                  under Insurance Agreement                                                  $0.00
                 Supplemental Servicing Fees (not otherwise paid
                  to Servicer)                                                               $0.00
                 Spread Account Deposit                                                $950,344.78
                                                                                   ---------------
       Total Amounts Payable on Distribution Date                                                      $26,503,513.09
                                                                                                      ---------------
                                                                                                      ---------------



                                                Page 1


  II.  Available  Funds

       Collected Funds (see V)
                  Payments Received                                                 $23,873,429.36
                  Liquidation Proceeds (excluding Purchase Amounts)                  $2,640,880.03     $26,514,309.39
                                                                                   ---------------

       Purchase Amounts                                                                                    $12,001.84

       Monthly Advances
                  Monthly Advances - current Monthly Period (net)                    ($116,854.35)
                  Monthly Advances - Outstanding Monthly Advances
                     not otherwise reimbursed to the Servicer                               $0.00       ($116,854.35)
                                                                                   ---------------

       Income from investment of funds in Trust Accounts                                                   $94,056.21
                                                                                                      ---------------

       Available Funds                                                                                 $26,503,513.09
                                                                                                      ---------------
                                                                                                      ---------------

 III.  Amounts  Payable  on  Distribution  Date

         (i)(a)  Taxes due and unpaid with respect to the Trust
                 (not otherwise paid by OFL or the Servicer)                                                    $0.00

         (i)(b)  Outstanding Monthly Advances (not otherwise reimbursed
                 to Servicer and to be reimbursed on the Distribution Date)                                     $0.00

         (i)(c)  Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                $0.00

          (ii)   Accrued and unpaid fees (not otherwise paid by OFL or the
                 Servicer):
                  Owner Trustee                                                              $0.00
                  Administrator                                                              $0.00
                  Indenture Trustee                                                          $0.00
                  Indenture Collateral Agent                                                 $0.00
                  Lockbox Bank                                                               $0.00
                  Custodian                                                                  $0.00
                  Backup Servicer                                                            $0.00
                  Collateral Agent                                                           $0.00              $0.00
                                                                                   ---------------
        (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                     $525,865.03

        (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                                   $0.00

        (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise reimbursed
                 to Servicer)                                                                $0.00

          (iv)   Class A-1  Interest Distributable Amount                                                       $0.00
                 Class A-2  Interest Distributable Amount                                                 $752,526.67
                 Class A-3  Interest Distributable Amount                                                 $892,500.00
                 Class A-4  Interest Distributable Amount                                                 $812,500.00
                 Class A-5  Interest Distributable Amount                                                 $910,083.33

          (v)    Noteholders' Principal Distributable Amount
                  Payable to Class A-1 Noteholders                                                              $0.00
                  Payable to Class A-2 Noteholders                                                     $21,659,693.27
                  Payable to Class A-3 Noteholders                                                              $0.00
                  Payable to Class A-4 Noteholders                                                              $0.00
                  Payable to Class A-5 Noteholders                                                              $0.00

         (vii)   Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1 Holdback
                 Subaccount (applies only on the Class A-1 Final Scheduled Distribution
                 Date)                                                                                          $0.00

          (ix)   Amounts owing and not paid to Security Insurer under Insurance Agreement                       $0.00
                                                                                                     -----------------
                 Total amounts payable on Distribution Date                                            $25,553,168.31
                                                                                                     -----------------
                                                                                                     -----------------

                                                Page 2

  IV.  Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
       withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
       Account Shortfall and Class A-1 Maturity Shortfall

       Spread Account deposit:

                 Amount of excess, if any, of Available Funds
                  over total amounts payable (or amount of such
                  excess up to the Spread Account Maximum Amount)                                         $950,344.78

       Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable
                  over Available Funds (excluding amounts payable
                  under item (vii) of Section III)                                                              $0.00

                 Amount available for withdrawal from the Reserve Account (excluding the
                  Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                  (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                  of transfers of Subsequent Receivables)                                                       $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                  Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                         $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the Class A-1 Notes
                 exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III      $0.00

                 Amount available in the Class A-1 Holdback Subaccount                                          $0.00

                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                 of Section III) shall be withdrawn by the Indenture Trustee from the
                 Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                 Account for payment to the Class A-1 Noteholders)

                 Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                           $0.00

       Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal
                 from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                    $0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                 Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                 and the Class A-5 Prepayment Amount, over
                 (b) the amount on deposit in the Pre-Funding Account                                            $0.00

       Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                 the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                 pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
       Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
       Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
       Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

  V.   Collected Funds

       Payments Received:
                  Supplemental Servicing Fees                                                        $0.00
                  Amount allocable to interest                                               $8,241,322.24
                  Amount allocable to principal                                             $15,632,107.12
                  Amount allocable to Insurance Add-On Amounts                                       $0.00
                  Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit
                     in the Collection Account)                                                      $0.00
                                                                                         -----------------

       Total Payments Received                                                                                      $23,873,429.36

       Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables               $2,946,822.47

                  Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition
                     of the related Financed Vehicles and (ii) amounts
                     required to be refunded to Obligors on such Liquidated
                     Receivables                                                              ($305,942.44)
                                                                                         -----------------
       Net Liquidation Proceeds                                                                                      $2,640,880.03

       Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                                        $0.00
                  Amount allocable to interest                                                       $0.00
                  Amount allocable to principal                                                      $0.00
                  Amount allocable to Insurance Add-On Amounts                                       $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)                     $0.00                   $0.00
                                                                                          -----------------       ----------------
       Total Collected Funds                                                                                        $26,514,309.39
                                                                                                                  ----------------
                                                                                                                  ----------------
  VI.  Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                               $0.00
                  Amount allocable to interest                                                       $0.00
                  Amount allocable to principal                                                      $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)                     $0.00

       Purchase Amounts - Administrative Receivables                                                                    $12,001.84
                  Amount allocable to interest                                                       $0.00
                  Amount allocable to principal                                                 $12,001.84
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)                     $0.00
                                                                                          -----------------

       Total Purchase Amounts                                                                                           $12,001.84
                                                                                                                  ----------------
                                                                                                                  ----------------

 VII.  Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                    $820,318.42

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                             ($379,324.23)
                  Liquidation Proceeds                                                               $0.00
                  Purchase Amounts - Warranty Receivables                                            $0.00
                  Purchase Amounts - Administrative Receivables                                      $0.00
                                                                                          -----------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                     ($379,324.23)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                    ($379,324.23)

       Remaining Outstanding Monthly Advances                                                                          $440,994.19

       Monthly Advances - current Monthly Period                                                                       $262,469.88
                                                                                                                  ----------------

       Outstanding Monthly Advances - immediately following the
          Distribution Date                                                                                            $703,464.07
                                                                                                                  ----------------
                                                                                                                  ----------------
                                                Page 4

 VIII. Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

       Payments received allocable to principal                                                                     $15,632,107.12
       Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                  $6,015,584.31
       Purchase Amounts - Warranty Receivables allocable to principal                                                        $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                             $12,001.84
       Amounts withdrawn from the Pre-Funding Account                                                                        $0.00
       Cram Down Losses                                                                                                      $0.00
                                                                                                                  ----------------
       Principal Distribution Amount                                                                                $21,659,693.27
                                                                                                                  ----------------
                                                                                                                  ----------------

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                           $0.00

       Multiplied by the Class A-1 Interest Rate                                                    5.743%

       Multiplied by actual days in the period or in the case of the first
          Distribution Date, by 26/360                                                          0.08611111                   $0.00
                                                                                          ----------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                $0.00
                                                                                                                  ----------------
       Class A-1 Interest Distributable Amount                                                                               $0.00
                                                                                                              --------------------
                                                                                                              --------------------

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 No teholders on such Distribution Date)                 $148,038,034.18

       Multiplied by the Class A-2 Interest Rate                                                    6.100%

       Multiplied by 1/12 or, in the case of the first Distribution Date,
          by 26/360                                                                             0.08333333             $752,526.67
                                                                                          ----------------
       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                $0.00
                                                                                                              --------------------
       Class A-2 Interest Distributable Amount                                                                         $752,526.67
                                                                                                              --------------------
                                                                                                              --------------------

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                 $170,000,000.00

       Multiplied by the Class A-3 Interest Rate                                                    6.300%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by
          26/360                                                                                0.08333333             $892,500.00
                                                                                          ----------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                $0.00
                                                                                                              --------------------

       Class A-3 Interest Distributable Amount                                                                         $892,500.00
                                                                                                              --------------------
                                                                                                              --------------------
E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)                 $150,000,000.00


       Multiplied by the Class A-4 Interest Rate                                                    6.500%

       Multiplied by 1/12 or, in the case of the first Distribution Date,
          by 26/360                                                                             0.08333333          $812,500.00
                                                                                          ----------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                              --------------------

       Class A-4 Interest Distributable Amount                                                                      $812,500.00
                                                                                                              --------------------
                                                                                                              --------------------



                                                Page 5







F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                 $163,000,000.00

       Multiplied by the Class A-5 Interest Rate                                                    6.700%

       Multiplied by 1/12 or, in the case of the first Distribution Date,
          by 26/360                                                                             0.08333333          $910,083.33
                                                                                          ----------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                              --------------------

       Class A-5 Interest Distributable Amount                                                                      $910,083.33
                                                                                                              --------------------
                                                                                                              --------------------


G.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                       $0.00
       Class A-2 Interest Distributable Amount                                                 $752,526.67
       Class A-3 Interest Distributable Amount                                                 $892,500.00
       Class A-4 Interest Distributable Amount                                                 $812,500.00
       Class A-5 Interest Distributable Amount                                                 $910,083.33

       Noteholders' Interest Distributable Amount                                                                 $3,367,610.01
                                                                                                              --------------------
                                                                                                              --------------------

H.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                        $21,659,693.27

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%,
          (ii) for the Distribution Date on which the principal balance of the Class
          A-1 Notes is reduced to zero, 100% until the principal balance of the Class
          A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class
          A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date  for the
          preceding Distribution Date minus that portion of the Principal Distribution
          Amount applied to retire the Class A-1 Notes and (iii) for each Distribution
          Date thereafter, outstanding principal balance of the Class A-2 Notes on the
          Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date
          for the preceding Distribution Date)                                                     100.00%       $21,659,693.27
                                                                                          ----------------


       Unpaid Noteholders' Principal Carryover Shortfall                                                                 $0.00
                                                                                                              --------------------

       Noteholders' Principal Distributable Amount                                                               $21,659,693.27
                                                                                                              --------------------
                                                                                                              --------------------

I.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
       (equal to entire Noteholders' Principal Distributable Amount until the principal
       balance of the Class A-1 Notes is reduced to zero)                                                                 $0.00
                                                                                                              --------------------
                                                                                                              --------------------

       Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
       (no portion of the Noteholders' Principal Distributable Amount is payable to the
       Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced
       to zero; thereafter, equal to the entire Noteholders' Principal Distributable Amount)                     $21,659,693.27
                                                                                                              --------------------
                                                                                                              --------------------


                                                Page 6


  IX.  Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the  Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Disrtibution Date,
          as of the Closing Date                                                                                          $0.00

                                                                                                              --------------------

                                                                                                                          $0.00
                                                                                                              --------------------
                                                                                                              --------------------

       Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer
          Date (an amount equal to (a) $0 (the aggregate Principal Balance of
          Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
          giving effect to transfer of Subsequent Receivables over (ii) $0))                                              $0.00

       Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been
          reduced to $100,000 or less as of the Distribution Date (see B below)                                           $0.00
                                                                                                              --------------------

       Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date
                                                                                                      $0.00
                                                                                       --------------------

                                                                                                                          $0.00
                                                                                                              --------------------
                                                                                                              --------------------


       B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding
              Account:

       Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
          Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (August 1997 Distribution Date) or
          the Pre-Funded Amount being reduced to $100,000 or less on any Distribution
          Date                                                                                                            $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class
          of Notes of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                              $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                              $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                              $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                              $0.00

       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                       $0.00
       Class A-2 Prepayment Premium                                                                                       $0.00
       Class A-3 Prepayment Premium                                                                                       $0.00
       Class A-4 Prepayment Premium                                                                                       $0.00
       Class A-5 Prepayment Premium                                                                                       $0.00

  X.   Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
          Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                 Product of (x)  6.31% (weighted average interest of Class A-1 Interest
                 Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest
                 Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z)  0 (the number of days until the August 1997
                 Distribution Date))                                                                                      $0.00

                 Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the August 1997
                 Distribution Date)                                                                                       $0.00
                                                                                                              --------------------


       Requisite Reserve Amount                                                                                           $0.00
                                                                                                              --------------------
                                                                                                              --------------------

       Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) as of the preceding Distribution Date or, in the case of the first
          Distribution Date, as of the Closing Date                                                                       $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
          Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
          from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                 $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the
          Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over
          Available Funds, which excess is to be transferred by the Indenture Trustee from amounts
          withdrawn from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                       $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
          to cover the excess, if any, of total amount payable over Available Funds (see IV above)                        $0.00
                                                                                                              --------------------

       Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) after the Distribution Date                                                                         $0.00
                                                                                                              --------------------
                                                                                                              --------------------

  XI.  Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                    $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
          is greater than $0 (the Original Pool Balance after giving effect to the transfer of
          Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
          preceding the Distribution Date))                                                                               $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
          a Class A-1 Maturity Shortfall (see IV above)                                                                   $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
          withdrawal to be released by the Indenture Trustee)                                                             $0.00
                                                                                                              --------------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                              --------------------
                                                                                                              --------------------

 XII.  Calculation of Servicing Fees
       Aggregate Principal Balance as of the first day of the Monthly
        Period                                                         $631,038,034.18
       Multiplied by Basic Servicing Fee Rate                                    1.00%
       Divided by Months per year                                            0.0833333
                                                                      ----------------

       Basic Servicing Fee                                                                 $525,865.03

       Less: Backup Servicer Fees (annual rate of 1 bp)                                          $0.00

       Supplemental Servicing Fees                                                               $0.00
                                                                                      ------------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                              $525,865.03
                                                                                                             ------------------
                                                                                                             ------------------

 XIII. Information for Preparation of Statements to Noteholders
           a.    Aggregate principal balance of the Notes as of first day of Monthly Period
                  Class A-1 Notes                                                                                      $0.00
                  Class A-2 Notes                                                                             $148,038,034.18
                  Class A-3 Notes                                                                             $170,000,000.00
                  Class A-4 Notes                                                                             $150,000,000.00
                  Class A-5 Notes                                                                             $163,000,000.00

           b.    Amount distributed to Noteholders allocable to principal
                  Class A-1 Notes                                                                                       $0.00
                  Class A-2 Notes                                                                              $21,659,693.27
                  Class A-3 Notes                                                                                       $0.00
                  Class A-4 Notes                                                                                       $0.00
                  Class A-5 Notes                                                                                       $0.00

           c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                       $0.00
                  Class A-2 Notes                                                                             $126,378,340.91
                  Class A-3 Notes                                                                             $170,000,000.00
                  Class A-4 Notes                                                                             $150,000,000.00
                  Class A-5 Notes                                                                             $163,000,000.00

           d.    Interest distributed to Noteholders
                  Class A-1 Notes                                                                                       $0.00
                  Class A-2 Notes                                                                                 $752,526.67
                  Class A-3 Notes                                                                                 $892,500.00
                  Class A-4 Notes                                                                                 $812,500.00
                  Class A-5 Notes                                                                                 $910,083.33

           e.    1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)     $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)     $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)     $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)     $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)     $0.00

           f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                  $0.00
                 2.  Class A-1 Holdback Subaccount                                                    $0.00
                 3.  Claim on the Note Policy                                                         $0.00

           g.    Remaining Pre-Funded Amount                                                                            $0.00

           h.    Remaining Reserve Amount                                                                               $0.00

           i.    Amount on deposit on Class A-1 Holdback Subaccount                                                     $0.00

           j.    Prepayment amounts
                  Class A-1 Prepayment Amount                                                                           $0.00
                  Class A-2 Prepayment Amount                                                                           $0.00
                  Class A-3 Prepayment Amount                                                                           $0.00
                  Class A-4 Prepayment Amount                                                                           $0.00
                  Class A-5 Prepayment Amount                                                                           $0.00

           k.     Prepayment Premiums
                  Class A-1 Prepayment Premium                                                                          $0.00
                  Class A-2 Prepayment Premium                                                                          $0.00
                  Class A-3 Prepayment Premium                                                                          $0.00
                  Class A-4 Prepayment Premium                                                                          $0.00
                  Class A-5 Prepayment Premium                                                                          $0.00

           l.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                    paid by the Trustee on behalf of the Trust                                                    $525,865.03

           m.    Note Pool Factors (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                  0.00000000
                  Class A-2 Notes                                                                                  0.60180162
                  Class A-3 Notes                                                                                  1.00000000
                  Class A-4 Notes                                                                                  1.00000000
                  Class A-5 Notes                                                                                  1.00000000

 XVI.  Pool Balance and Aggregate Principal Balance
                 Original Pool Balance at beginning of Monthly Period                                         $774,999,996.59
                 Subsequent Receivables                                                                                 $0.00
                                                                                                             ----------------
                 Original Pool Balance at end of Monthly Period                                               $774,999,996.59
                                                                                                             ----------------
                                                                                                             ----------------

                 Aggregate Principal Balance as of preceding Accounting Date                                   631,038,034.18
                 Aggregate Principal Balance as of current Accounting Date                                    $609,378,340.91

       Monthly Period Liquidated Receivables                  Monthly Period Adminsitrative Receivables

                           Loan #        Amount                            Loan #                    Amount
                           ------        ------                            ------                    ------
             see attached listing       $3,069,851.14                see attached listing             $12,001.84
                                        $1,577,248.79                                                      $0.00
                                        $1,368,484.38                                                      $0.00
                                        -------------                                                      -----
                                        $6,015,584.31                                                 $12,001.84
                                        -------------                                                 ----------
                                        -------------                                                 ----------

XVIII. Delinquency Ratio
       Sum of Principal Balances (as of the Accounting Date)
          of all Receivables delinquent more than 30 days with
          respect to all or any portion of a Scheduled Payment
          as of the Accounting Date                                      $31,860,913.13

       Aggregate Principal Balance as of the Accounting Date            $609,378,340.91
                                                                      -------------------

       Delinquency Ratio                                                                             5.22842887%
                                                                                                     -----------
                                                                                                     -----------









IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA  FINANCIAL  LTD.

                                         By:      /s/ Scott R. Fjellman
                                                 -------------------------------

                                         Name:   Scott R. Fjellman
                                                 -------------------------------
                                         Title:  Vice President / Securitization